THE PATHWAYS GROUP, INC.              EXHIBIT 10.18
                                  Hawaii Region
                       Grosvenor Center, 2500 Makai Tower
                                733 Bishop Street
                             Honolulu, Hawaii 96813

FEBRUARY 1, 1999

Consolidated Amusement Company, Inc.
290 Sand Island Road
Honolulu, Hawaii 96819

Attn: Mr. Glenn Yim

      Re: Application of Smart Card Technology for use in a loyalty program, electronic ticketing, concession purchase purse, and a frequent premier card for the Consolidated Theaters located at the Pearlridge Shopping Center.

Dear Mr. Yim,

In an effort to summarize the current understanding of discussions between Consolidated Amusement Company, Ltd. (Client) and the Pathways Group, Inc. (Pathways), we are submitting this Letter of Intent (LOI). This LOI is consistent with recent discussions between Mr. David A. Mayeda, Vice President and General Manager of The Pathways Group, Inc. and Mr. Glenn Yim, Director of Operations of Consolidated Amusement Co. Ltd. It is understood that this LOI and any ensuing negotiations resulting between Pathways and Client are covered by the attached Non-Disclosure Agreement (NDA).

This letter is a statement of intent for both parties to work together in good faith to (1) define the requirements to implement a program, broadly defined in the reference above (The Project) and (2) if the results are mutually acceptable to negotiate a binding Implementation Agreement.

A binding Implementation Agreement between the parties for The Project will arise only after all material terms have been agreed to by both parties and a written agreement is signed by an officer of Pathways and Consolidated Amusement Co., Ltd.

All documents concerning the proposed provisions of a binding agreement which are exchanged in the course of negotiations, even if signed, shall be considered only a part of negotiations and shall have no legal effect unless subsequently incorporated in the fully executed implementation Agreement. Each party agrees that it will not contend to the contrary.

1.    Designation of Negotiators

      The parties agree that the persons named below shall represent them in the negotiations:

      For Consolidated Amusement Co.,Ltd.:

      Name and Title:           Mr. Glenn Yim
                                Director of Operations
      Business Address:         290 Sand Island Road
                                Consolidated Amusement Co.,Ltd.
                                Honolulu, Hawaii 96819
      Business Phone:           (808) 847-1985
      Business Fax:             (808) 847-9285

      For The Pathways Group, Inc:

      Name and Title:           David A. Mayeda
                                Vice President & General Manager
      Business Address:         The Pathways Group, Inc.
                                Grosvenor Center
                                733 Bishop Street, Suite 2500
                                Honolulu, HI 96813
      Business Phone            (808) 599-6190
      Business Fax:             (808) 537-3541

2.    Conduct of Negotiations

      All negotiations, including exchanges of drafts, proposals and other information, shall be conducted only through the negotiators named above.

3.    Points of Tentative Agreement and Further Negotiation

      A.    Both parties are working towards an agreement to implement The
            Project.

      B. In forming an Implementation Agreement, the parties agree to the following general allocation of responsibilities which may be modified on a case-by-case basis if circumstances warrant:

(1) Pathways will provide an integrated system solution (the System) to perform specifically identified functions, in which Pathways will integrate the use of Smart Cards, related reader/writer devices and terminals. Such a system will provide, as necessary, for database management, reports, interfaces, security, card stock management, personalization, fulfillment, clearance and the facilitation of account settlement. The system will include all software necessary to perform these functions and facilitate operation of the Integrated system for each identified function.

(2) Consolidated Amusement Co., Ltd. is responsible for the redemption agreement(s) with participating merchant(s).

(3)   Both organizations will market the concept to selected merchants jointly.

      C. Consolidated Amusement Co., Ltd. and Pathways will provide to each other the information necessary to fulfill their responsibilities under this LOI and any subsequent Implementation.

      D.    The parties anticipate working together on the following projects:

(1) Electronic Ticketing & Kioske
(2) Frequent Movie Passes & Loyalty Program
(3) Concession purchases on the Smart Card

4,                Entire Letter of Intent;

This Letter of Intent is intended for discussion purposes only and will not create a binding obligation on the part of either Consolidated Amusement Co., Ltd. or The Pathways Group, Inc., and is subject to the parties entering into a comprehensive and binding agreement.

THE PATHWAYS GROUP, INC.                    CONSOLIDATED AMUSEMENT CO., LTD.


By:   /s/ David A. Mayeda                    By:   /s/ Glenn Yim
      ------------------------------               -----------------------------
      David A. Mayeda                              Mr. Glenn Yim

Date: February 1, 1999                 Date: February 1, 1999

               MUTUAL CONFIDENTIALITY AND NONDISCLOSURE AGREEMENT

WHEREAS, Consolidated Amusement Co., Ltd., located at 290 Sand Island Road, Honolulu, Hawaii 96819, including its affiliates, (hereinafter referred to as Client) and THE PATHWAYS GROUP, INC. located at 733 Bishop Street, Suite 2500, Honolulu, HI 96813, including its affiliates, (hereinafter referred to am PATHWAYS) each wish to be able to disclose to the other party and receive from the other party certain information deemed proprietary and/or confidential by whichever party is making the disclosure, while protecting the proprietary and/or confidential nature of the disclosed information; and

WHEREAS, each PARTY wishes to receive this information from the other for the purpose of evaluating a possible business relationship with the other PARTY regarding the application of Smart Card Technology for use the movie theater for the purpose a loyalty program, electronic ticketing through a kioske, concession purchase with a general purse, provide demographics and other features.

            NOW, THEREFORE, the parties agree as follows:

      4.    DEFINITIONS:

            A. The term "DISCLOSING PARTY" refers to the party who discloses proprietary and/or confidential information to the other.

            B. The term "RECEIVING PARTY" refers to the party who receives proprietary and/or confidential information to the other.

            C. The term "proprietary and/or confidential information" shall include all information obtained from and/or about the business products, services, procedures, procedures, internal organization and/or operations(s) of a DISCLOSING PARTY, and marketing information or data compiled or generated by a DISCLOSING PARTY about its own marketing processes, procedures, efforts, or customer base, and any other information that supplements such information, EXCEPT to the extent that parts or all of such information is excluded by PARAGRAPH 6 below.

      5. Nothing in this Agreement shall be construed to require the DISCLOSING PARTY to disclose any information. The extent of any disclosure and the details thereof are deteminable at the sole discretion of the DISCLOSING PARTY. ANY PROPRIETARY AND/OR CONFIDENTIAL INFORMATION DISCLOSED BY THE DISCLOSING PARTY SHALL BE SUBJECT TO THIS AGREEMENT,

      6. For a period of five (5) years from the date of receipt of any information to which this Agreement applies the RECEIVING PARTY agrees that it shall not disclose any proprietary and/or confidential information it receives from the DISCLOSING PARTY, relating to the above described subject matter, to any person, firm or corporation, or use the information for its own benefit, except for the purpose described above. RECEIVING PARTY shall use at least the same degree of care to avoid disclosure of the information as RECEIVING PARTY employs with respect to its own proprietary and/or confidential information.

      7. RECEIVING PARTY agrees that to the extent it discloses any information subject to this Agreement to any of its officers, directors, employees, agents, subcontractors, or other representatives or consultants hired to advise it, that the RECEIVING PARTY shall advise such officers, directors, employees, agents or other representatives or consultants of this Agreement, and provide a copy of this Agreement to each such person, and ask that each such person sign the attached Addendum A by which it agrees to be bound by this Agreement, and keep the signed Addendum A as part of the RECEIVING PARTY's copy of this Agreement, The DISCLOSING PARTY shall be entitled to receive a signed copy of Addendum A from RECEIVING PARTY whenever requested, and to receive further copies when requested.

      8. RECEIVING PARTY agrees to be responsible for the actions of any of its officers, directors, employees, agents, subcontractors, or other representatives or consultants which violate the provisions of this Agreement, as if the acts had been done by that RECEIVING PARTY.

      9. Information shall not be deemed proprietary and/or confidential and RECEIVING PARTY shall have no obligation to protect the confidentiality of any information which is not otherwise protected by patent, copyright, or trademark law, and:

            (1) is already known to the Receiving party; or

            (2) is or becomes publicly known through no wrongful act of the RECEIVING PARTY; or

            (3) is rightfully received by the RECEIVING PARTY from a third party without similar restriction and without breach of this Agreement; or

            (4) is independently developed by the RECEIVIN13 PARTY without reference to this information disclosed under this Agreement; or

            (5) is approved for release by written authorization of the DISCLOSING PARTY.

      10. RECEIVING PARTY shall not be deemed to have breached this Agreement if the RECEIVING PARTY is compelled to disclose the information pursuant to the requirement of a governmental agency, or disclosure is required by operation of law such as subpoena or other discovery procedure in any legal, regulatory or arbitration or mediation proceeding, PROVIDED THAT this exception shall apply only if DISCLOSING PARTY has been advised by RECEIVING PARTY of the pending disclosure and has been sent a copy of the disclosure request at least twenty-one (21) days in advance of any such disclosure or within such other reasonable time as the existing circumstances permit so that DISCLOSING PARTY may seek protection by Court Order from such disclosure or its potential adverse effects.

      11. RECEIVING PARTY shall not be liable for (1) inadvertent disclosure or use of proprietary and/or confidential information provided that
            (a) it uses at least the same degree of care in safeguarding the proprietary and/or confidential information as it uses for its own proprietary and/or confidential information of like importance, and
            (b) upon discovery of the inadvertent disclosure or use of the proprietary and/or confidential information, it shall endeavor to prevent any further inadvertent disclosure or use; and (2) unauthorized disclosure or use of proprietary and/or confidential information by persons who are or who have been in its employ, unless it fails to safeguard the proprietary and/or confidential information which with at least the same degree of care as it uses for its own proprietary and/or confidential information of like importance.

      12. All proprietary and/or confidential information delivered by the DISCLOSING PARTY to RECEIVING PARTY pursuant to this Agreement shall be, and shall remain, the property of the DISCLOSING PARTY and all proprietary and/or confidential information, whether in written, electronic, or digital form, and any copies thereof, shall be promptly returned to the DISCLOSING PARTY upon written request, or destroyed at the DISCLOSING PARTY'S option.

      13. Nothing contained in this Agreement shall be construed either directly or by implication as granting or conferring any rights by license to use, expressly, impliedly, or by operation of law any invention, discovery or improvements made, conceived, or acquired prior to or after the date of this Agreement, whether protected by patent or copyright or not. Nothing contained in this Agreement shall be construed as an agreement either directly or by implication to make any other agreement between the DISCLOSING PARTY and RECEIVING PARTY.

      14. Neither party shall publicly announce or disclose the existence of this Agreement or its terms and conditions, or advertise or release any publicity regarding this Agreement, without the prior written consent of the other party. This provision shall survive the expiration, termination or cancellation of this Agreement.

      15. Each signer warrants his authority to bind the corporation for which he signs, and further agrees to be personally bound as a RECEIVING PARTY pursuant to the provisions of this Agreement.

      16. This Agreement shall be construed in accordance with the laws of the State of Hawaii.

      17. This Agreement is the entire agreement between the parties, and supercedes any prior or contemporaneous oral or written agreements which concern the same subjects covered by this agreement, This Agreement may not be modified or amended except in writing signed by both parties.

IN WITNESS WHEREOF, the parties agree that the effective date of this Agreement shall be the 1st day of February, 1999.

THE PATHWAYS GROUP, INC.                    CONSOLIDATED AMUSEMENT CO., LTD.


By:   /s/ David A. Mayeda                   By:   /s/ Glenn Yim
      --------------------------------            -----------------------------
      David A. Mayeda                       Mr. Glenn Yim
      Vice President & General Manager      Director of Operations

                                   ADDENDUM A
              TO MUTUAL CONFIDENTIALITY AND NONDISCLOSURE AGREEMENT dated _____________, between __________________ and THE PATHWAYS GROUP, INC, and other signers.

Each person or entity undersigned agrees that he/she/it has read the MUTUAL CONFIDENTIALITY AND NONDISCLOSURE AGREEMENT to which this ADDENDUM A is attached and HEREBY AGREES TO BE BOUND BY ITS TERMS AND PROVISIONS AS IF HE/SHE WERE AN ORIGINAL RECEIVING PARTY.

         A.       RELATED COMPANY/CONSULTANT/INDEPENDENT CONTRACTOR
                               OF RECEIVING PARTY

Name:_________________________               __________________________
                                                 Relationship to Receiving Party


By:      __________________________
         (if a business entity)


BUSINESS ADDRESS:


         B.       OFFICERS, DIRECTORS, EMPLOYEES, AGENTS and OTHER
                       REPRESENTATIVES OF RECEIVING PARTY

Signature:________________________          Print Name:_______________________
Signature:________________________          Print Name:_______________________
Signature:________________________          Print Name:_______________________
Signature:________________________          Print Name:_______________________
Signature:________________________          Print Name:_______________________
Signature:________________________          Print Name:_______________________

      (If you need more space for signatures, plum add pages to Addendum A)